UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2019

HCP, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events.

On February 26, 2019, HCP, Inc., a Maryland corporation (the “Company”) entered into an “at-the-market” equity offering sales agreement (the “Sales Agreement”) with each of J.P. Morgan Securities LLC, Barclays Capital Inc., BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC (or certain of their respective affiliates) in their capacity as Sales Agents, as Forward Sellers and/or as Forward Purchasers, in each case as described below, relating to (i) the issuance and sale by the Company to or through the Sales Agents, acting as the Company’s sales agents, from time to time, of shares (the “Issuance Shares”) of the Company’s common stock, par value $1.00 per share (“Common Stock”), and (ii) the sale by the Forward Sellers, acting as agents for the Forward Purchasers, of Common Stock (the “Forward Shares” and, together with the Issuance Shares, the “Securities”), with the Securities to be sold under the Sales Agreement not to exceed an aggregate gross sales price of $1,000,000,000 (the “ATM Program”). We refer to these entities, when acting in their capacity as sales agents for the Company, individually as a “Sales Agent” and collectively as the “Sales Agents,” and when acting in their capacity as agents for the Forward Purchasers, individually as a “Forward Seller” and collectively as the “Forward Sellers.”

Pursuant to the Sales Agreement, the Company may enter into one or more forward sale agreements with one or more of the Sales Agents or their affiliates (individually, in such capacity, a “Forward Purchaser” and collectively, in such capacity, the “Forward Purchasers”). In connection with any forward sale agreement, the relevant Forward Purchaser will, at the Company’s request, use commercially reasonable efforts to borrow from third parties and, through its affiliated Forward Seller, sell a number of Forward Shares equal to the number of shares of Common Stock underlying such forward sale agreement.

The sales, if any, of the Issuance Shares will be made through the Sales Agents acting as sales agent for the Company or directly to the Sales Agents acting as principals. The sales, if any, of the Forward Shares will be made through the Forward Sellers, acting as agents for the applicable Forward Purchasers. The sales, if any, of the Securities will be made by means of ordinary brokers’ transactions on the New York Stock Exchange, by means of negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The Company has no obligation to sell any of the Securities under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement.

Under the terms of the Sales Agreement, Issuance Shares sold directly to the Sales Agents as principals for their own accounts will be sold at prices agreed upon at the time of sale. If the Company sells Issuance Shares to any Sales Agent as principal, it will enter into a separate terms agreement with such Sales Agent.

The Sales Agreement provides that each Sales Agent will be entitled to compensation that will not exceed 2.0% of the gross sales price per share of all Issuance Shares sold through it as sales agent. The Sales Agreement also provides that a Forward Seller will be entitled to commissions at a mutually agreed rate that will not exceed 2.0% of the gross sales price of all borrowed shares of the Common Stock sold during the applicable forward hedge selling period by the applicable Forward Seller, which commissions will be in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser.

The foregoing description of the Sales Agreement is a summary and is qualified in its entirety by reference to the Sales Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the forward sales agreement is qualified in its entirety by reference to the form of forward sales agreement, which is filed as Annex 2 to Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Although the Company expects to physically settle any forward sale agreement into which it enters (by the delivery of shares of the Common Stock) and receive proceeds from the sale of those shares of Common Stock upon one or more forward settlement dates no later than the date that is two years from entry into the applicable forward sale agreement, the Company may also elect to cash settle or net share settle all or a portion of its obligations under any forward sale agreement. If the Company elects to cash settle any forward sale agreement, it may not receive any proceeds, and may owe cash to the relevant Forward Purchaser in certain circumstances. If the Company elects to net share settle any forward sale agreement, it will not receive any proceeds, and it may owe shares of Common Stock to the relevant Forward Purchaser in certain circumstances. Any forward sale agreement is subject to early termination or settlement under certain circumstances.

The Company intends to use the net proceeds from the sale of shares of Common Stock pursuant to the ATM Program to fund potential acquisitions, development and investment opportunities, or for general corporate purposes, including the repayment of the Company’s outstanding indebtedness. The Company will not initially receive any proceeds from any sale of borrowed shares of the Common Stock by a Forward Seller.

Some or all of the Sale Agents, the Forward Sellers, the Forward Purchasers and/or their respective affiliates have engaged in, and/or may in the future engage in, investment banking, commercial banking, financial advisory and/or other commercial dealings in the ordinary course of business with the Company and/or the Company’s subsidiaries, for which they have received and/or in the future may receive fees and commissions for these transactions or services.

The Securities will be offered and sold pursuant to an automatic shelf registration statement on Form S-3 (File No. 333-225318). The Company filed a prospectus supplement (the “ATM Prospectus Supplement”), dated February 26, 2019, with the Securities and Exchange Commission in connection with the offer, issuance and sale of the Securities.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibits are being filed herewith:

No.	Description
1.1	At-the-Market Equity Offering Sales Agreement, dated February 26, 2019, among the Company, the Sales Agents, the Forward Sellers and the Forward Purchasers
5.1	Opinion of Ballard Spahr LLP
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2019

HCP, Inc.

	By:	/s/ Peter A. Scott
Peter A. Scott
Executive Vice President and
Chief Financial Officer